5/1/2015                                                                                                                     Regus

Online Virtual Office Agreement

Agreement Date : January 05, 2015	Confirmation No : 6024699

Business Center Details			Client Details
FL, Fort Lauderdale Downtown (HQ)			Company Name	ELEFTHERIOS PAPAGEORGIOU
Address	110 East Broward Blvd		Contact Name	ELEFTHERIOS PAPAGEORGIOU
	Suite 1700		Address	PLATEON 44
	Fort Lauderdale			Thessaloniki
	FLORIDA 33301			Macedonia
	United States of America			54249
				Greece
Sales Manager	Araceli Portillo		Phone	+1 9402385350
			Email	lp@entranetinc.com

Virtual Office Payment Details (exc.VAT and exc. services)

Virtual Office Type : Mailbox Plus

Initial Payment :			First month's fee :	$138.48
			One Time Registration Fee :	$0.00
			Service Retainer :	$0.00
			Total Initial Payment :	$138.48

Monthly Payment :			Total Monthly Payment :	$159.00

Service Provision :	Start Date	5-Jan-15	End Date	30-Apr-15

All agreements end on the last calendar day of the month.

Comments:

*	Virtual Office Set Up Fees Waived Total Savings of $ 49.00

Customer is not required to pay the standard set up fee for their virtual office(s)

*	No Retainer Total Savings of $ 318.00

Customer is not required to pay the standard retainer for the initial term of this agreement.